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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 11, 1997
                Date of Report (Date of Earliest Event Reported)



                              WINSTON HOTELS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


       North Carolina                   O-23732              56-1872141
----------------------------      ---------------------    ----------------
(State or Other Jurisdiction      (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)


                               2209 Century Drive
                                    Suite 300
                          Raleigh, North Carolina 27612
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (919) 510-6010
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

         Second Amended and Restated Agreement of Limited Partnership

         On July 11, 1997, the Second Amended and Restated Agreement of Limited Partnership (the "Second Amended Agreement") of WINN Limited Partnership (the "Partnership"), of which Winston Hotels, Inc. is the sole general partner and in which it currently owns an approximate 87.9% interest, became effective. A copy of the Second Amended Agreement is attached hereto as Exhibit 4.1.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

         (c) Exhibits. The following exhibit required by Item 601 of Regulation S-K is listed below:

         4.1- Second Amended and Restated Agreement of Limited Partnership of WINN Limited Partnership















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WINSTON HOTELS, INC.
                                        (REGISTRANT)


Date:  July 24, 1997               By:  /s/ Robert W. Winston, III
                                       ----------------------------

                                   Robert W. Winston, III
                                   Chief Executive Officer
                                   and President



Date:  July 24, 1997               By:  /s/ Philip R. Alfano
                                       ----------------------
                                   Philip R. Alfano
                                   Senior Vice President and
                                   Chief Financial Officer











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                                    EXHIBITS


ITEM NUMBER                   DESCRIPTION
-----------                   -----------

4.1      -        Second Amended and Restated Agreement of Limited Partnership
                  of WINN Limited Partnership




















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